Agreement for Lock-Up and Issuance of Shares

WHEREAS, Pricester.com, Inc. hereafter the "Corporation", is in the process of registering a portion of its securities for sale to the public;

WHEREAS, Dennis C. Jordan (100,000 shares) and James DePelisi (100,000 shares) are shareholders of the Corporation and are listed as Selling Securityholders in the registration statement; and

WHEREAS, the Corporation, these individuals and the entities wish to avoid any conflicts of interest regarding the public offering.

IT IS HEREBY AGREED that the undersigned will not sell any of their Common Shares of the Corporation, with the exception of 10,000 shares (5,000 Common Shares for Dennis Jordan, and 5,000 Common Shares for James DePelisi), as disclosed in the "Selling Securityholders" section of the registration statement filed with the Securities and Exchange Commission, until 365 days after the first date of trading in the public market by Pricester.Com.

IT IS HEREBY AGREED that Pricester.Com, Inc. will release the above mentioned 10000 Common Shares (5,000 Common Shares for Dennis Jordan and 5,000 Common Shares for James DePelisi) as soon as Pricester.Com becomes effective with the Securities and Exchange Commission (SEC).

IT IS HEREBY AGREED that Pricester.Com will also issue 250,000 Common Shares of Restricted Stock to James DePelisi, and 250,000 Common Shares of Restricted Stock to Dennis Jordan, upon becoming effective with the SEC, and immediately upon receipt of the 15c2-11 Clearance Letter to Trade from the NASD.

IT IS HEREBY AGREED that the 250,000 Common Shares of Restricted Stock for Mr. Jordan, will be issued by and from Pricester.Com to Dennis
Jordan for Organizational and Developmental Services.      Also, the
250,000 Common Shares of Restricted Stock for Mr. DePelisi, will be issued by and from Pricester.Com to James DePelisi for Organizational and Developmental Services.

Agreed to this 21st day of July, 2004


Pricester.Com, Inc.

By:/s/ Bernard Gutman
------------------------------------
Bernard Gutman, Chairman

/s/Dennis C. Jordan
------------------------------------
Dennis C. Jordan, individually

/s/James DePelisi
------------------------------------
James DePelisi, individually